Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Intangible Assets
Goodwill
As a result of acquisitions of various businesses, the Company has significant intangible assets on its balance sheet that include goodwill and indefinite-lived intangibles. The Company’s goodwill and indefinite-lived intangibles are tested and reviewed for impairment annually as of March 31st or more frequently if facts and circumstances warrant by comparing the fair value of each reporting unit to its carrying value. Each of the Company’s businesses represent a reporting unit. The Arnold business previously comprised three reporting units when it was acquired in March 2012, but as a result of changes implemented by Arnold management during 2016 and 2017, the Company reassessed the reporting units at Arnold as of the annual impairment testing date in 2018. After evaluating changes in the operation of the reporting units that led to increased integration and altered how the financial results of the Arnold operating segment were assessed by Arnold management, the Company determined that the previously identified reporting units no longer operate in the same manner as they did when the Company acquired Arnold. As a result, the separate Arnold reporting units were determined to only comprise one reporting unit at the Arnold operating segment level as of March 31, 2018. As part of the exercise of combining the separate Arnold reporting units into one reporting unit, the Company performed "before" and "after" goodwill impairment testing, whereby we performed the annual impairment testing for each of the existing reporting units of Arnold and then subsequent to the completion of the annual impairment testing of the separate reporting units, we performed a quantitative impairment test of the Arnold operating segment, which will represent the reporting unit for future impairment tests.
A reconciliation of the change in the carrying value of goodwill by segment for the years ended December 31, 2018 and 2017 are as follows (in thousands):

	Balance at January 1, 2018	Acquisitions (1)	Goodwill Impairment	Foreign currency translation	Other	Balance at December 31, 2018
5.11	$92,966	$—	$—	$—	$—	$92,966
Ergobaby	61,031	—	—	—	—	61,031
Liberty	32,828	—	—	—	—	32,828
Velocity Outdoor	49,352	13,253	—	—	70	62,675
ACI	58,019	—	—	—	—	58,019
Arnold (2)	26,903	—	—	—	—	26,903
Foam Fabricators	—	72,708	—	—	—	72,708
Sterno	41,818	13,518	—	—	—	55,336
Corporate (3)	8,649	—	—	—	—	8,649
Total	$371,566	$99,479	$—	$—	$70	$471,115
(1) Acquisition of businesses during the year ended December 31, 2018 includes the acquisition of Foam Fabricators by the Company, Sterno's acquisition of Rimports and Velocity's acquisition of Ravin.

(2)	Arnold had three reporting units which were combined into one reporting unit effective March 31, 2018.

(3)	Represents goodwill resulting from purchase accounting adjustments not "pushed down" to the ACI segment. This amount is allocated back to the ACI segment for purposes of goodwill impairment testing.

	Balance at January 1, 2017	Acquisitions (1)	Goodwill Impairment	Foreign currency translation	Other (4)	Balance at December 31, 2017
5.11	$92,966	$—	$—	$—	$—	$92,966
Ergobaby	61,031	—	—	—	—	61,031
Liberty	32,828	—	—	—	—	32,828
Velocity Outdoor	—	49,352	—	—	—	49,352
ACI	58,019	—	—	—	—	58,019
Arnold (2)	35,767	—	(8,864)	—	—	26,903
Sterno	39,982	1,689	—	—	147	41,818
Corporate (3)	8,649	—	—	—	—	8,649
Total	$329,242	$51,041	$(8,864)	$—	$147	$371,566
(1) Acquisition of businesses during the year ended December 31, 2017 includes the acquisition of Velocity by the Company in June 2017, and add-on acquisitions at Velocity Outdoor in July 2017 and Sterno in August 2017.
(2) Arnold had three reporting units, PMAG, Precision Thin Metals and Flexmag with goodwill balances of $15.6 million, $6.5 million and $4.8 million, respectively.
(3) Represents goodwill resulting from purchase accounting adjustments not “pushed down” to the ACI segment. This amount is allocated back to the ACI segment for purposes of goodwill impairment testing.
(4) Represents the final settlement related to Sterno's acquisition of Sterno Home Inc. ("Sterno Home", formerly NII).
Approximately $95.7 million of goodwill is deductible for income tax purposes at December 31, 2018.
2018 Annual Impairment Testing
For the reporting units that were tested qualitatively for the 2018 annual impairment testing, the results of the qualitative analysis indicated that the fair value exceeded their carrying value. At March 31, 2018, we determined that the Flexmag reporting unit of Arnold required additional quantitative testing because we could not conclude that the fair value of the reporting unit exceeded its carrying value based on qualitative factors alone. For the quantitative impairment test of Flexmag, we estimated the fair value of the reporting unit using an income approach, whereby we estimate the fair value of the reporting unit based on the present value of future cash flows. Cash flow projections are based on management's estimate of revenue growth rates and operating margins and take into consideration industry and market conditions as well as company and reporting unit specific economic conditions. The discount rate used is based on the weighted average cost of capital adjusted for the relevant risk associated with the business and the uncertainty associated with the reporting unit's ability to execute on the projected cash flows. The discount rate used in the income approach for Flexmag was 12.4%.
For the reporting unit change at Arnold, a quantitative impairment test was performed of the Arnold business at March 31, 2018 using an income approach. The discount rate used in the income approach was 12.6%. The results of the impairment testing indicated that the fair value of the Arnold reporting unit exceeded the carrying value.
2017 Annual Goodwill Impairment Testing
For the reporting units that were tested qualitatively for the 2017 annual impairment testing, the results of the qualitative analysis indicated that the fair value exceeded their carrying value.
2016 Interim Goodwill Impairment Testing
Arnold
As a result of decreases in forecasted revenue, operating income and cash flows at Arnold, as well as a shortfall in revenue and operating income during the latter half of 2016 as compared to budgeted amounts, the Company determined that it was necessary to perform interim goodwill impairment testing on each of the three reporting units at Arnold at December 31, 2016. Based on the results of the valuation, the fair value of the Flexmag and PTM reporting units exceeded the carrying amount, therefore no additional goodwill testing was required. The results of the quantitative test for the PMAG unit indicated a potential impairment of goodwill and the Company performed the second step of goodwill impairment testing to determine the amount of impairment of the PMAG reporting unit.
In the first test of goodwill impairment testing, we compared the fair value of each reporting unit to its carrying amount. For the Arnold reporting units, we estimated the fair value of the reporting unit using an income approach, whereby we estimate the fair value of a reporting unit based on the present value of future cash flows. Cash flow projections are based on Management's estimate of revenue growth rates and operating margins and take into consideration industry and market conditions as well as company and reporting unit specific economic factors. The discount rate used was based on the weighted average cost of capital adjusted for the relevant risk associated with the business specific characteristics and the uncertainty associated with the reporting unit's ability to execute on the projected cash flows. For the quantitative impairment testing for Arnold's reporting units, we used only an income approach because we determined that the guideline public company comparables for PMAG, PTM, and Flexmag were not representative of these three reporting units. In the income approach, we used a weighted average cost of capital of 12.5% for PMAG, 13.0% for PTM and 12% for Flexmag.
The Company had not completed the testing for PMAG at December 31, 2016, and recorded an estimated impairment loss for PMAG of $16 million based on a range of impairment loss. During the first quarter of 2017, the Company recorded an additional $8.9 million of goodwill impairment after the results of the testing indicated total goodwill impairment of the PMAG reporting unit of $24.9 million. The impairment was higher than the initial estimate at December 31, 2016 due primarily to the valuation of PMAG's property, plant and equipment during the valuation exercise.
2016 Annual Goodwill Impairment Testing
For the reporting units that were tested qualitatively for the 2017 annual impairment testing, the results of the qualitative analysis indicated that the fair value exceeded their carrying value. At March 31, 2016, we determined that the Tridien reporting unit (which is reported as a discontinued operations in the accompanying financial statements after the sale of the reporting unit in September 2016) required further quantitative testing because we could not conclude that the fair value of the reporting unit exceeds its carrying value based on qualitative factors alone. Results of the quantitative testing of Tridien indicated that the fair value of Tridien exceeded its carrying value.
The following is a summary of the net carrying amount of goodwill at December 31, 2018 and 2017 (in thousands):

	December 31, 2018	December 31, 2017
Goodwill - gross carrying amount	$495,979	$396,430
Accumulated impairment losses	(24,864)	(24,864)
Goodwill - net carrying amount	$471,115	$371,566

Intangible Assets
Intangible assets are comprised of the following (in thousands):

	December 31, 2018			December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Lives
Customer relationships	$462,686	$(120,786)	$341,900	$257,416	$(87,408)	$170,008	13
Technology and patents	79,646	(23,409)	56,237	36,011	(19,406)	16,605	13
Trade names, subject to amortization	188,280	(32,506)	155,774	163,262	(19,025)	144,237	15
Licensing and non-compete agreements	7,515	(6,655)	860	7,515	(6,261)	1,254	5
Distributor relations and other	726	(726)	—	726	(646)	80	5
	738,853	(184,082)	554,771	464,930	(132,746)	332,184
Trade names, not subject to amortization	60,821	—	60,821	60,821	—	60,821
Total intangibles, net	$799,674	(184,082)	615,592	$525,751	$(132,746)	$393,005
The Company’s amortization expense of intangible assets for the years ended December 31, 2018, 2017 and 2016 totaled $49.7 million, $34.7 million and $18.0 million, and respectively.
Estimated charges to amortization expense of intangible assets over the next five years, is as follows, (in thousands):

2019	$54,377
2020	54,231
2021	53,636
2022	51,964
2023	51,567
$265,775
Orbit Baby
During the second quarter of 2016, Ergobaby's board of directors approved a plan to dispose of the Orbit Baby product line. Ergobaby determined at the time the plan was approved that the carrying value of the long lived assets associated with the Orbit Baby product line was not recoverable, and therefore, Ergobaby recorded a loss on disposal of assets of $5.9 million related to the write off of the long-lived assets of Orbit Baby. The loss is comprised of the write-off of intangible assets of $5.5 million, property, plant and equipment of $0.4 million. Ergobaby received approximately $1.0 million during the fourth quarter of 2016 related to the sale of certain assets of the Orbit Baby product line, which reduced the loss on disposal.